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CUSIP No. 42221V 10 6                                             Page  13 of 13


                                                                       Exhibit 5

                             JOINT FILING AGREEMENT

        The undersigned hereby agree that this Amendment No. 1 to Statement on
Schedule 13D with respect to the shares of Common Stock, par value $0.001, of HealthCentral.com is filed jointly, on behalf of each of them.


Dated:   January 24, 2001

                                            /s/ Robert M. Haft
                                            ------------------------------------
                                                   Robert M. Haft


                                            COLBY BARTLETT, LLC

                                            By: /s/ Robert M. Haft
                                               ---------------------------------
                                                   Robert M. Haft, Manager


                                            JEFFERSON CHASE, LLC

                                            By: /s/ Robert M. Haft
                                               ---------------------------------
                                                   Robert M. Haft, Manager


                                            ROBERT HAFT CAPITAL L.L.C.

                                            By:  /s/ Robert M. Haft
                                               ---------------------------------
                                               Robert M. Haft, Manager

                                            /s/ Mary Z. Haft
                                            ------------------------------------
                                            Mary Z. Haft


                                            THE GLORIA G. HAFT REVOCABLE
                                            INTER VIVOS TRUST

                                            By:  /s/ Gloria G. Haft
                                               ---------------------------------
                                               Gloria G. Haft, Trustee